MONEY MARKET PORTFOLIOS

SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS – SHARES,

SERVICE SHARES AND PREMIER SHARES

SUPPLEMENT DATED MAY 18, 2020 TO

SUMMARY PROSPECTUS, PROSPECTUS AND SAI EACH DATED APRIL 1, 2020

PENDING LIQUIDATION OF PRIME OBLIGATIONS PORTFOLIO

The Board of Trustees (the “Board”) of Northern Institutional Funds (the “Trust”) has determined, after consideration of a number of factors, that it is in the best interests of the Prime Obligations Portfolio (the “Portfolio”) and its shareholders that the Portfolio be liquidated and terminated on or about July 10, 2020 (the “Liquidation Date”) pursuant to a plan of liquidation approved by the Board. The Liquidation Date may be changed at the discretion of the Trust’s officers.

The Portfolio will discontinue accepting purchase orders and exchange purchase orders from investors after the close of business on June 12, 2020, except that dividend reinvestment will continue until the Liquidation Date. The plan of liquidation for the Portfolio provides that the Portfolio will begin liquidating its assets as soon as is reasonable and practicable, but in no event later than the Liquidation Date. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash, cash equivalent securities or short-term investments, which may prevent the Portfolio from meeting its stated investment objective.

Prior to the Liquidation Date, Portfolio shareholders may either: (1) redeem their shares; or (2) exchange their shares at net asset value for shares of another portfolio of the Trust. Redemptions and exchange orders should be submitted in the manner described in the Prospectus under “Account Policies and Other Information.” If no action is taken by a Portfolio shareholder prior to the Liquidation Date, the Portfolio will distribute to such shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s interest in the net assets of the Portfolio (a “liquidating distribution”) as of the Liquidation Date. Shareholders should be aware that if they redeem shares, exchange them into another portfolio of the Trust, or receive a liquidating distribution, it is generally considered a taxable event.

The Portfolio may make distributions to shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions may be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). Shareholders who purchase shares of the Portfolio after the date of this supplement may receive distributions that result in short-term capital gains or losses.

SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENT IN THE PORTFOLIO AND THE TAX IMPACT OF THE LIQUIDATION OF THE PORTFOLIO.

The pending liquidation of the Portfolio may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of the Trust.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SUP MPS (5/20)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS